UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2003

AIRNET SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-13025	31-1458309
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

3939 International Gateway, Columbus, Ohio 43219

(Address of principal executive offices) (Zip Code)

(614) 237-9777

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address,

if changed since last report.)

Item 5.             Other Events and Regulation FD Disclosure.

On May 23, 2003, AirNet Systems, Inc. (the “Company”) announced that it would sell its Mercury Business Services unit to Andrew T. Cooke, Peter G. Salisbury and Christopher F. Valente.  The Company acquired its Mercury Business Services unit from Messrs. Cooke and Salisbury on August 10, 1998.

A copy of the new release issued by the Company on May 23, 2003 announcing the proposed transaction is included as Exhibit 99.

Item 7.           Financial Statements and Exhibits.

(a)           and (b) Not applicable.

(c)           Exhibits:

The following exhibit is included pursuant to Item 5. Other Events and Regulation FD Disclosure of Form 8-K:

99            News Release issued by AirNet Systems, Inc. on May 23, 2003

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signature on following page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.

Dated: May 27, 2003	By:	/s/ Joel E. Biggerstaff
Joel E. Biggerstaff
Chairman of the Board, President and Chief Executive Officer

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated May 27, 2003

AirNet Systems, Inc.

Exhibit No.	Description

99	News Release issued by AirNet Systems, Inc. on May 23, 2003